GE INSTITUTIONAL FUNDS

Supplement Dated March 12, 2004

To Prospectus and Statement of Additional Information

Dated January 29, 2004

Effective March 29, 2004, the GE Institutional Mid Cap Value Equity Fund (the “Fund”) will be closed to new investments.

At a meeting held on March 10, 2004, the GE Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination pursuant to which the Fund will be liquidated and its assets distributed on a pro rata basis to shareholders. Liquidation of the Fund is expected to occur on or around May 26, 2004.

Effective March 29, 2004, Rule 12b-1 fees paid by the Fund pursuant to a Shareholder Servicing and Distribution Agreement to GE Asset Management Incorporated shall no longer be accrued on Fund shares.

Effective May 26, 2004, all references to the Fund will be deleted in their entirety, including the paragraph describing the portfolio manager of the Fund, Ralph E. Whitman on page 48 of the Prospectus.

The table on page 40 of the Prospectus with respect to the U.S. Equity Fund’s investments in Securities of Other Investment Funds is changed from a “No” to a “Yes.”

The table on page 8 of the Statement of Additional Information with respect to the U.S. Equity Fund’s investments in Securities of Other Investment Funds is changed from a “No” to a “Yes.”